AMENDMENT NUMBER FOUR

                         TO THE GENERAL AGREEMENT AMONG

        KMC TELECOM INC., KMC TELECOM II, INC., KMC TELECOM III, INC.,

             KMC TELECOM IV, INC., KMC TELECOM OF VIRGINIA, INC.,

            KMC TELECOM LEASING I LLC, KMC TELECOM LEASING II LLC,

           KMC TELECOM LEASING III LLC, KMC TELECOM LEASING IV LLC

                          AND LUCENT TECHNOLOGIES INC.

      This Amendment Number Four (hereinafter this "AMENDMENT FOUR") is made effective as of February 15, 2000, by and among KMC Telecom Inc., a Delaware corporation, KMC Telecom II, Inc., a Delaware corporation, KMC Telecom III, Inc., a Delaware corporation, KMC Telecom IV, Inc., a Delaware corporation, KMC Telecom of Virginia, Inc., a Virginia public service company, KMC Telecom Leasing I LLC, a Delaware limited liability company, KMC Telecom Leasing II LLC, a Delaware limited liability company, KMC Telecom Leasing III LLC, a Delaware limited liability company, KMC Telecom Leasing IV LLC, a Delaware limited liability company, each with offices located at 1545 Route 206, Suite 300, Bedminster, New Jersey 07921 (hereinafter collectively referred to as "CUSTOMER"), and Lucent Technologies Inc., a Delaware corporation acting through its Global Service Providers Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07074 (hereinafter "SELLER").

      WHEREAS, Customer and Seller previously entered into that certain General Agreement (Contract Number LNM970313MP), effective March 6, 1997, as modified and amended by Amendment Number One (Contract Number LNM970922MP), effective as of October 15, 1997, as further modified and amended by Amendment Number Two, effective as of December 22, 1998, as further modified and amended by Amendment Number Three, effective as of November 15, 1999 (as so amended, the "GENERAL AGREEMENT"), setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain of Seller's Products, Licensed Materials and Services (as such terms are defined therein); and

      WHEREAS, Customer and Seller desire to amend and modify the General Agreement as set forth herein; and

      WHEREAS, all terms used herein but not defined herein shall have the meanings ascribed to them in the General Agreement.

      NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    SCOPE OF GENERAL AGREEMENT

      The definition of "Customer" contained in the General Agreement is hereby amended to additionally include KMC III Services LLC, a Delaware limited liability company ("KMC SERVICES"), it being the intent and understanding among the parties that KMC Services shall be authorized to procure Products, Licensed Materials and Services from Seller under and pursuant to the terms and conditions of the General Agreement.

2.    ENTIRE AGREEMENT

      Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect.
The terms and conditions contained in this Amendment Four and those nonconflicting terms and conditions of the General Agreement supersede all prior oral and written understandings among the parties and shall constitute the entire agreement among the parties with respect to the subject matter herein. This Amendment Number Four shall not be modified or amended except by a writing signed by an authorized representative of each of the parties.

3.    COUNTERPARTS

      This Amendment Number Four may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

4.    GOVERNING LAW

      This Amendment Number Four shall be governed by the laws of the State of New York.

            IN WITNESS WHEREOF, the parties have caused this Amendment Number Four to be executed by their duly authorized representatives as of the day and year first above written.


KMC TELECOM INC.                          KMC TELECOM LEASING I LLC
                                          By: KMC Telecom Inc., as Sole Member

By:   /s/                                 By:   /s/
      --------------------------                --------------------------------
      Name: James D. Grenfell                   Name: James D. Grenfell
      Title:Chief Financial Officer             Title:Chief Financial Officer


KMC TELECOM II, INC.                      KMC TELECOM LEASING II LLC
                                          By: KMC Telecom II, Inc., as Sole
Member

By:   /s/                                 By:   /s/
      -----------------------------             --------------------------------
      Name: James D. Grenfell                  Name: James D. Grenfell
      Title:Chief Financial Officer            Title:Chief Financial Officer


KMC TELECOM III, INC.                     KMC TELECOM LEASING III LLC
                                          By: KMC Telecom III, Inc., as Sole
                                              Member

By:   /s/                                 By:   /s/
      -----------------------------             --------------------------------
      Name: James D. Grenfell                   Name: James D. Grenfell
      Title:Chief Financial Officer             Title:Chief Financial Officer

KMC TELECOM IV, INC.                      KMC TELECOM LEASING IV LLC
                                          By: KMC Telecom IV, Inc., as Sole
                                              Member


By:   /s/                                 By:   /s/
      -----------------------------             --------------------------------
      Name: James D. Grenfell                   Name: James D. Grenfell
      Title:Chief Financial Officer             Title:Chief Financial Officer


KMC TELECOM OF VIRGINIA, INC.             KMC III SERVICES LLC
                                          By: KMC Telecom III, Inc., as Sole
                                              Member



By:   /s/                                 By:   /s/
      -----------------------------             --------------------------------
      Name: James D. Grenfell                   Name: James D. Grenfell
      Title:Chief Financial Officer             Title:Chief Financial Officer

LUCENT TECHNOLOGIES INC.



By:   /s/
      -----------------------------
      Name: William H. Pittman
      Title:Area Vice President